Exhibit 99.2

Fourth Quarter 2022 Earnings Supplemental March 9, 2023

This presentation contains forward - looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 , regarding future events and the future results of the Company that are based on current expectations, estimates, forecasts, projections about the industry in which the Company operates and the beliefs and assumptions of the management of the Company . Words such as “address,” “anticipate,” “believe,” “consider,” “continue,” “develop,” “estimate,” “expect,” “further,” “goal,” “intend,” “may,” “plan,” “potential,” “project,” “seek,” “should,” “target,” “will,” variations of such words and similar expressions are intended to identify such forward - looking statements . Such statements reflect the current views of the Company and its management with respect to future events and are subject to certain risks, uncertainties and assumptions . Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company’s actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward - looking statements . This presentation has been prepared by the Company based on information it has obtained from sources it believes to be reliable . Summaries of documents contained in this presentation may not be complete . The Company does not represent that the information herein is complete . The information in this presentation is current only as of December 31 , 2022 or such other date noted in this presentation, and the Company’s business or financial condition and other information in this presentation may change after that date . The Company undertakes no obligation to update any forward - looking statements in order to reflect any event or circumstance occurring after the date of this presentation or currently unknown facts or conditions . You are urged to review and carefully consider any cautionary statements and other disclosures, including the statements under the heading “Risk Factors” and elsewhere in the Company’s filings with the Securities and Exchange Commission . Factors that may cause actual results to differ materially from current expectations include, among others : the Company’s business and investment strategy ; the impact of COVID - 19 on the Company’s business and the global economy ; the war between Russia and the Ukraine and market volatility resulting from such conflict ; the ability of Chicago Atlantic REIT Manager, LLC (the “Manager”) to locate suitable loan opportunities for the Company, monitor and actively manage the Company’s loan portfolio and implement the Company’s investment strategy ; allocation of loan opportunities to the Company by the Manager ; the Company’s projected operating results ; actions and initiatives of the U . S . or state governments and changes to government policies and the execution and impact of these actions, initiatives and policies, including the fact that cannabis remains illegal under federal law ; the estimated growth in and evolving market dynamics of the cannabis market ; the demand for cannabis cultivation and processing facilities ; shifts in public opinion regarding cannabis ; the state of the U . S . economy generally or in specific geographic regions ; economic trends and economic recoveries ; the amount and timing of the Company’s cash flows, if any, from the Company’s loans ; the Company’s ability to obtain and maintain financing arrangements ; the Company’s expected leverage ; changes in the value of the Company’s loans ; the Company’s expected portfolio of loans ; the Company’s expected investment and underwriting process ; rates of default or decreased recovery rates on the Company’s loans ; the degree to which any interest rate or other hedging strategies may or may not protect the Company from interest rate volatility ; changes in interest rates and impacts of such changes on the Company’s results of operations, cash flows and the market value of the Company’s loans ; interest rate mismatches between the Company’s loans and the Company’s borrowings used to fund such loans ; the departure of any of the executive officers or key personnel supporting and assisting the Company from the Manager or its affiliates ; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters ; the Company’s ability to maintain the Company’s exclusion or exemption from registration under the Investment Company Act ; the Company’s ability to qualify and maintain the Company’s qualification as a REIT for U . S . federal income tax purposes ; estimates relating to the Company’s ability to make distributions to its stockholders in the future ; the Company’s understanding of its competition ; and market trends in the Company’s industry, interest rates, real estate values, the securities markets or the general economy . Market and Industry Data In this presentation, the Company relies on and refers to certain information and statistics obtained from third - party sources which it believes to be reliable, including reports by market research firms . The Company has not independently verified the accuracy or completeness of any such third - party information . Because the cannabis industry is relatively new and rapidly evolving, such market and industry data may be subject to significant change in a relatively short time period . Important Disclosure Information Chicago Atlantic Real Estate Finance, Inc. | 2

▪ Successful IPO in December 2021 (NASDAQ: REFI) ▪ Track record of identifying market inefficiencies, particularly where risk is fundamentally mispriced ▪ Ability to redeploy capital quickly ▪ Access to Sponsor’s leading cannabis lending platform as lead or co - lead ▪ Proprietary sourcing network and direct originations team ▪ Experienced and robust origination team responsible for sourcing and closing over $1.8B in credit facilities since 2019 ▪ Sizable and growing loan portfolio offering compelling risk - adjusted returns ▪ Diversified across operators, geographies and asset types with strong real estate collateral coverage as well as additional collateral Company Overview Chicago Atlantic Real Estate Finance, Inc. | 3 $800+mm near - term pipeline under evaluation (1) $1.8B in loans closed since platform inception (1) 52 cannabis loans closed across platform (1) $351.4mm current commitments (2) with substantial pipeline 19.7% gross portfolio yield (2) 1.7x real estate collateral coverage in current portfolio (2) Note: (1) As of February 28, 2023 (2) As of December 31, 2022

Investment Highlights Chicago Atlantic Real Estate Finance, Inc. | 4 Pioneer in cannabis lending with first - mover advantage Proprietary and extensive deal sourcing capabilities Differentiated investment approach Compelling opportunity in rapidly growing cannabis market Lender of choice to leading cannabis operators

Industry - Leading Management and Investment Team Deep Cannabis, Credit and Real Estate Expertise With Entrepreneurial Approach Note: (1) Denotes member of Investment Committee Peter Sack (1) Co - President ▪ Former Principal at BC Partners Credit, leading their cannabis practice ▪ Underwritten $138mm in cannabis credit transactions ▪ Former private equity investor, focusing on distressed industrial opportunities ▪ MBA from University of Pennsylvania’s Wharton School of Business and BA from Yale University Phil Silverman Interim CFO ▪ Finance and accounting expert, with over 10 years of experience, focusing on financial reporting, operations, and internal controls within the asset management industry ▪ Previously served as CFO of Chicago Atlantic Group, LLC., the Company’s Sponsor, since January 2021 ▪ B.S in Finance from Indiana University and is CPA certified Andreas Bodmeier (1) Co - President and CIO ▪ Underwritten over $500mm in cannabis credit transactions ▪ Former Principal of consulting firm focused on FX and commodity risk management ▪ Former Senior Advisor, U.S. Dept. of Health and Human Services ▪ PhD in Finance and MBA from Chicago Booth and MSc from Humboldt University (Berlin) John Mazarakis (1) Executive Chairman ▪ Originated over $500mm in cannabis credit transactions ▪ Developed and owns over 1mm sf of real estate across 4 states ▪ Founded restaurant group with 30+ units and 1,200+ employees ▪ MBA from Chicago Booth and BA from University of Delaware Tony Cappell (1) CEO ▪ Debt investor with over 15 years of experience, beginning at Wells Fargo Foothill ▪ Completed over 150 deals, comprising over $5bn in total credit ▪ Former Managing Director and Head of Underwriting at Stonegate Capital ▪ MBA from Chicago Booth and BA from University of Wisconsin 100 YEARS OF COMBINED EXPERIENCE AND OVER $8 BILLION IN REAL EST ATE AND COMMERCIAL CREDIT Chicago Atlantic Real Estate Finance, Inc. | 5

Veteran Independent Directors Significant Public Board, REIT, Financial and Corporate Governance Expertise Michael Steiner ▪ Current investor in Chicago Atlantic ▪ Founder and President of Service Energy and Petroleum Equipment, which are engaged in distribution of petroleum products ▪ Expert in highly regulated industries ▪ BA in History from Wake Forest University and MBA from University of Delaware Donald Gulbrandsen ▪ Current investor in Chicago Atlantic ▪ Founder and CEO of Gulbrandsen Companies, a holding company for specialty chemical manufacturing companies ▪ Products sold in over 45 countries ▪ Over 900 employees in 7 facilities worldwide ▪ BS in Chemical Engineering and BA in History from Cornell University Brandon Konigsberg ▪ Former CFO at J.P. Morgan Securities and Managing Director at JPMorgan Chase ▪ Current member of board of directors of GTJ REIT, SEC - registered equity REIT ▪ Former auditor at Goldstein, Golub and Kessler ▪ CPA and BA in Accounting from University of Albany and MBA from New York University’s Stern School of Business Jason Papastavrou ▪ Lead Independent Director ▪ Founder and CIO of ARIS Capital Management ▪ Current member of board of directors of GXO Logistics (NYSE:GXO); and, previous board member of XPO Logistics (NYSE:XPO) and United Rentals (NYSE:URI) ▪ BS in Mathematics and MS and PhD in Electrical Engineering and Computer Science from MIT Fredrick C. Herbst ▪ Audit Committee Chair ▪ Former CFO of Ready Capital (NYSE:RC) and Arbor Realty Trust (NYSE:ABR), two publicly traded, commercial mortgage REITs ▪ Former Managing Director of Waterfall Asset Management ▪ Former CFO of Clayton Holdings and The Hurst Companies ▪ CPA and BA in Accounting from Wittenberg University Chicago Atlantic Real Estate Finance, Inc. | 6

Investment Portfolio Activity Chicago Atlantic Real Estate Finance, Inc. | 7 $281.5 $331.9 $330.4 $336.3 $39.6 $25.2 $18.5 $15.0 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Drawn Future Funding COMMITMENTS (in millions) $321.1 $357.1 $348.9 $351.3 Weighted average yield to maturity of ~19.7% as of December 31, 2022

Portfolio Diversity Chicago Atlantic Real Estate Finance, Inc. | 8 Our portfolio is diversified across operators, geographies, and asset types PRINCIPAL OUTSTANDING (1) By Loan By Location 82.8% 17.2% Retail/Industrial Industrial By Real Estate Collateral Type $343M Note: (1) As of December 31, 2022 9% 11% 6% 4% 0% 4% 1% 7% 3% 5% 0.1% 10% 6% 3% 1% 1% 2% 4% 9% 6% 5% 2% $343M 6% 13% 7% 16% 4% 17% 5% 2% 13% 10% 3% 4% Arizona Florida Illinois Maryland Massachusetts Michigan Missouri Nevada Ohio Pennsylvania West Virginia Other $343M

Loan Collateral Coverage Chicago Atlantic Real Estate Finance, Inc. | 9 1.7x real estate collateral coverage ADDITIONAL COLLATERAL Portfolio Weighted Average (1.7x) Our loans to owner operators in the state - licensed cannabis industry are secured by additional collateral, including personal guarantee where applicable subject to local laws and regulations: REAL ESTATE COLLATERAL COVERAGE (1) Accounts Receivable Equipment Licenses/ Equity Pledges <1x 1-1.5x 1.5-2x >2x 12% As percentage of total carrying value, as of December 31, 2022 33% 36% 19% (1) See page 17 for real estate collateral coverage by loan. Expressed as percentage of total carrying value of $339.3 million as of December 31, 2022.

Total Commitment: $351.4M Portfolio Overview (as of December 31, 2022) Loan Initial Funding Date(1) Maturity Date(2) Total Commitment(3) Principal Balance as of 12/31/2022 Percentage of Our Loan Portfolio Future Fundings Interest Rate(4) Periodic Payment(5) YTM IRR(6) 1 10/27/22 10/30/26 $ 30,000,000 $ 30,000,000 8.7% $ - P + 6.50%(7) I/O 16.3% 2 3/5/21 12/31/24 $ 35,891,667 $ 37,283,861 10.9% $ - P + 6.65% Cash(7)(12), 3.25% PIK P&I 18.0% 3 3/25/21 11/29/24 $ 20,105,628 $ 20,809,353 6.1% $ - 13.91% Cash, 2.59% PIK(11) P&I 21.3% 4 4/19/21 12/31/23 $ 12,900,000 $ 12,849,490 3.7% $ - 18.72%(9) P&I 24.2% 5 4/19/21 4/30/25 $ 3,500,000 $ 1,856,000 0.5% $ 1,644,000 P + 12.25%(7) P&I 24.3% 6 5/28/21 5/31/25 $ 12,900,000 $ 13,399,712 3.9% $ - P + 10.75% Cash(7), 4% PIK(8) P&I 22.6% 7 8/20/21 2/20/24 $ 6,000,000 $ 4,359,375 1.3% $ 1,500,000 P + 9.00%(7) P&I 17.1% 8 8/24/21 6/30/25 $ 25,000,000 $ 25,466,043 7.4% $ - P + 6.00 % Cash(7), 2.5% PIK P&I 17.8% 9 9/1/21 9/1/24 $ 9,500,000 $ 10,086,382 2.9% $ - 18.75% PIK P&I 25.9% 10 9/3/21 6/30/24 $ 15,000,000 $ 15,775,542 4.6% $ - P + 10.75% Cash(7), 6% PIK P&I 23.6% 11 9/20/21 9/30/24 $ 470,411 $ 274,406 0.1% $ - 11.00% P&I 21.4% 12 9/30/21 9/30/24 $ 32,000,000 $ 32,645,784 9.5% $ - P + 8.75% Cash(7), 2% PIK I/O 21.4% 13 11/8/21 10/31/24 $ 20,000,000 $ 20,000,000 5.8% $ - 13.00% P&I 18.4% 14 11/22/21 11/1/24 $ 13,100,000 $ 13,118,014 3.8% $ - P + 6.00% Cash(7), 1.5% PIK I/O 18.0% 15 12/27/21 12/27/26 $ 5,000,000 $ 5,194,167 1.5% $ - P + 12.25 % Cash(7), 2.5% PIK(10) P&I 22.8% 16 12/29/21 12/29/23 $ 6,000,000 $ 3,787,852 1.1% $ 2,400,000 P + 7.50% Cash,(7) 5% PIK I/O 20.9% 17 12/30/21 12/31/24 $ 13,000,000 $ 7,387,500 2.2% $ 5,500,000 P + 9.25%(7) I/O 19.9% 18 1/18/22 1/31/25 $ 15,000,000 $ 15,000,000 4.4% $ - P + 4.75%(7) P&I 14.2% 19 2/3/22 2/28/25 $ 30,000,000 $ 30,837,950 9.0% $ - P + 8.25% Cash(7), 3% PIK P&I 24.4% 20 3/11/22 8/29/25 $ 20,000,000 $ 20,483,947 6.0% $ - 11.00% Cash, 3% PIK P&I 15.3% 21 5/9/22 5/30/25 $ 17,000,000 $ 17,337,220 5.1% $ - 11.00% Cash, 3% PIK P&I 15.5% 22 7/1/22 7/29/26 $ 9,000,000 $ 5,076,736 1.5% $ 4,000,000 P + 8.50 % Cash(7), 3% PIK P&I 24.3% Subtotal $ 351,367,706 $ 343,029,334 100.0% $ 15,044,000 16.9% Wtd . Average 19.7% Chicago Atlantic Real Estate Finance, Inc. | 10

Portfolio Overview (continued) Chicago Atlantic Real Estate Finance, Inc. | 11 Notes: (1) All loans originated prior to April 1, 2021 were purchased from affiliated entities at fair value plus accrued interest on or su bsequent to April 1, 2021 (2) Certain loans are subject to contractual extension options and may be subject to performance based or other conditions as sti pul ated in the loan agreement. Actual maturities may differ from contractual maturities stated herein as certain borrowers may have the right to prepay with or without paying a prepayment penalty. The Company may also ex ten d contractual maturities and amend other terms of the loans in connection with loan modifications. (3) Total Commitment excludes future amounts to be advanced at sole discretion of the lender. (4) "P" = prime rate and depicts floating rate loans that pay interest at the prime rate plus a specific percentage; "PIK" = paid in kind interest. (5) P&I = principal and interest. I/O = interest only. P&I loans may include interest only periods for a portion of the loan term . (6) Estimated YTM includes a variety of fees and features that affect the total yield, which may include, but is not limited to, OID , exit fees, prepayment fees, unused fees and contingent features. OID is recognized as a discount to the funded loan principal and is accreted to income over the term of the loan. The estimated YTM calculations req uir e management to make estimates and assumptions, including, but not limited to, the timing and amounts of loan draws on delayed draw loans, the timing and collectability of exit fees, the probability and timing of pr epa yments and the probability of contingent features occurring. For example, certain credit agreements contain provisions pursuant to which certain PIK interest rates and fees earned by us under such credit agreements wi ll decrease upon the satisfaction of certain specified criteria which we believe may improve the risk profile of the applicable borrower. To be conservative, we have not assumed any prepayment penalties or earl y p ayoffs in our estimated YTM calculation. Estimated YTM is based on current management estimates and assumptions, which may change. Actual results could differ from those estimates and assumptions. (7) This Loan is subject to prime rate floor. (8) The aggregate loan commitment to Loan #1 includes a $4.005 million initial advance which has an interest rate of 15.25%, a se con d advance of $15.995 million which has an interest rate of 9.75%, and a third advance of $10.0 million which has an interest rate of 8.5%. The statistics presented reflect the weighted average of the terms under bo th advances for the total aggregate loan commitment. (9) The aggregate loan commitment to Loan #4 includes a $10.9 million initial commitment which has a base interest rate of 15.00% an d a second commitment of $2.0 million which has an interest rate of 39%. The statistics presented reflect the weighted average of the terms under all advances for the total aggregate loan commitment. (10) Subject to adjustment not below 2% if borrower receives at least two consecutive quarters of positive cash flow after the clo sin g date. (11) The aggregate loan commitment to Loan #3 includes $15.9 million advanced which has a base interest rate of 13.625%, 2.75% PIK an d a second commitment of $4.2 million which has an interest rate of 15.00%, 2.00% PIK. The statistics presented reflect the weighted average of the terms under all advances for the total aggregate loan commi tme nt. (12) This Loan is subject to interest rate cap.

Driven by proprietary deal sourcing Total current pipeline of $800+mm 1 ▪ Recent legalization at the state level creates a new influx of opportunities ▪ Increase in M&A activity requires additional debt financing ▪ Robust set of profitable operators and refinancing opportunities Note: (1) As of February 28, 2023 Loan Origination Pipeline Over 500 Qualified Deals Sourced and Reviewed $800+mm 1 in Potential Fundings $200mm+ 1 Terms Issued Chicago Atlantic Real Estate Finance, Inc. | 12

$7.4 $11.2 $13.4 $18.2 $21.8 $25.0 $27.4 $5.9 $9.1 $11.5 $13.0 $14.0 $14.8 $15.5 2019 2020 2021E 2022E 2023E 2024E 2025E Adult-Use Sales Medical Sales $13.2 $20.3 $24.9 $31.2 $35.7 $39.7 $42.9 Note: (1) Per New Frontier Data U.S. CANNABIS SALES (1) MARKET DRIVERS Compelling Market Opportunity ▪ Sales of the U.S. cannabis industry expected to rival beer ($100bn), spirits ($97bn) and wine ($62bn) by 2030 ▪ Continued legalization at state level expected to drive continued demand for capital ▪ Highly fragmented industry ripe for consolidation ▪ State and local governments deemed cannabis essential businesses during pandemic ▪ Wave of East Coast Legalization ($ in billions) Chicago Atlantic Real Estate Finance, Inc. | 13

Note: (1) Per DISA Global Solutions, as of February 2023 Compelling Market Opportunity LEGISLATIVE TAILWINDS CURRENT LEGALIZATION (1) : 38 STATES ▪ Continued state - level legalization, including transition from medical to adult - use cannabis ▪ SAFE Banking Act would protect banks providing services to state - licensed cannabis businesses ▪ Chicago Atlantic expects to have a lower cost of capital on bank financing as a result of the SAFE Banking Act Chicago Atlantic Real Estate Finance, Inc. | 14

Shorter loan durations Better diversification Lower LTVs Deal leads Ability to upsize Close relationships with management teams We negotiate the deal REIT shares 50% of the origination fee Underwrite enterprise value in the borrowers Competitive Landscape COMPETITORS: GROUPS Mortgage REITs BDCs Sale/ Leaseback REITs Cannabis - Focused Lenders Community Banks COMPETITIVE ADVANTAGES Our borrower’s only source of debt Chicago Atlantic Real Estate Finance, Inc. | 15

Q4 2022 Financial Overview Appendix Chicago Atlantic Real Estate Finance, Inc. | 16

Collateral Overview (as of December 31, 2022) Loan Investment (1) Location Property Type Principal Balance as of 12/31/2022 Implied Real Estate Collateral for REIT (2) Our Real Estate Collateral Coverage as of 12/31/2022 (4) 1 Senior Real Estate Corporate Loan (3) Multi - State Retail/Industrial $ 30,000,000 $ 5,326,286 0.2x 2 Senior Real Estate Corporate Loan Michigan Retail/Industrial $ 37,283,861 $ 92,361,533 2.5x 3 Senior Real Estate Corporate Loan (3) Multi - State Retail/Industrial $ 20,809,353 $ 19,356,702 0.9x 4 Senior Real Estate Corporate Loan (3) Arizona Industrial $ 12,849,490 $ 23,900,000 1.9x 5 Senior Real Estate Corporate Loan Massachusetts Retail/Industrial $ 1,856,000 $ 900,000 0.5x 6 Senior Real Estate Corporate Loan Pennsylvania Industrial $ 13,399,712 $ 19,400,000 1.4x 7 Senior Real Estate Corporate Loan (3) Michigan Retail/Industrial $ 4,359,375 $ 14,800,000 3.4x 8 Senior Real Estate Corporate Loan (3) Multi - State Retail/Industrial $ 25,466,043 $ 59,958,707 2.4x 9 Senior Real Estate Corporate Loan (3) West Virginia Retail/Industrial $ 10,086,382 $ 15,360,000 1.5x 10 Senior Real Estate Corporate Loan (3) Pennsylvania Retail/Industrial $ 15,775,542 $ 16,750,000 1.1x 11 Senior Loan (3) Michigan Retail $ 274,406 $ 5,400,000 19.7x 12 Senior Real Estate Corporate Loan (3) Maryland Industrial $ 32,645,784 $ 33,440,000 1.0x 13 Senior Real Estate Corporate Loan (3) Multi - State Retail/Industrial $ 20,000,000 $ 78,140,000 3.9x 14 Senior Real Estate Corporate Loan Michigan Retail/Industrial $ 13,118,014 $ 40,703,272 3.1x 15 Senior Real Estate Corporate Loan Multi - State Retail/Industrial $ 5,194,167 $ - 0.0x 16 Senior Real Estate Corporate Loan (3) Michigan Retail/Industrial $ 3,787,852 $ 9,760,000 2.6x 17 Senior Real Estate Corporate Loan (3) Multi - State Retail/Industrial $ 7,387,500 $ - 0.0x 18 Senior Real Estate Corporate Loan Florida Retail/Industrial $ 15,000,000 $ 37,525,000 2.5x 19 Senior Real Estate Corporate Loan Ohio Retail/Industrial $ 30,837,950 $ 32,790,000 1.1x 20 Senior Real Estate Corporate Loan Florida Retail/Industrial $ 20,483,947 $ 28,000,000 1.4x 21 Senior Real Estate Corporate Loan (3) Missouri Retail/Industrial $ 17,337,220 $ 27,580,000 1.6x 22 Senior Real Estate Corporate Loan Illinois Retail/Industrial $ 5,076,736 $ 10,400,000 2.0x $ 343,029,334 $ 571,761,500 1.7x Chicago Atlantic Real Estate Finance, Inc. | 17

Collateral Overview (continued) Chicago Atlantic Real Estate Finance, Inc. | 18 Notes: (1) Senior Real Estate Corporate Loans are structured as loans to owner operators secured by real estate. Senior Loans are loans to a property owner and leased to third party tenant. (2) Real estate is based on appraised value as is, or on a comparable cost basis, as completed. The real estate values shown in t he collateral table are estimates by a third - party appraiser of the market value of the subject real property in its current physical condition, use, and zoning as of the appraisal date. The appraisals assume that the hig hes t and best use is use as a cannabis cultivator or dispensary, as applicable. The appraisals recognize that the current use is highly regulated by the state in which the property is located; however, there are sales of co mparable properties that demonstrate that there is a market for such properties. The appraisals utilize these comparable sales for the appraised property’s value in use. For properties used for cannabis cultiva tio n, the appraisals use similar sized warehouses in their conclusion of the subject’s “as - is” value without licenses to cultivate cannabis. However, the appraised value is assumed to be realized from a purchase by anoth er state - licensed cannabis operator or a third party purchaser that would lease the subject property to a state - licensed cannabis operator. The regulatory requirements related to real property used in cannabis - related op erations may cause significant delays or difficulties in transferring a property to another cannabis operator, as the state regulator may require inspection and approval of the new tenant/user. Further, the value is a lso determined using the income approach, based on market lease rates for comparable properties, whether dispensaries or cultivation facilities. It indicates the value to a third - party owner that leases to a dispe nsary or cultivation facility. Finally, the appraisal contains a value based on the cost for another operator to construct a similar facility, which we refer to as the “cost approach.” We believe the cost approach provides an ind ication of what another state - licensed operator would pay for a separate facility instead of constructing it itself. The appraisal’s opinion of value reflects current conditions and the likely actions of market partic ipa nts as of the date of appraisal. It is based on the available information gathered and provided to the appraiser, and does not predict future performance. Changing market or property conditions can and likely will have an ef fec t on the subject’s value. (3) Certain affiliated co - lenders subordinated their interest in the real estate collateral to the Company, thus increasing the coll ateral coverage for the applicable loan. (4) The real estate collateral coverage ratio represents a weighted average real estate collateral coverage ratio.

Balance Sheet Chicago Atlantic Real Estate Finance, Inc. | 19 December 31, 2022 December 31, 2021 Assets Loans held for investment $ 339,273,538 $ 196,984,566 Current expected credit loss reserve (3,940,939) (134,542) Loans held for investment at carrying value, net 335,332,599 196,850,024 Cash 5,715,827 80,248,526 Interest receivable 1,204,412 197,735 Other receivables and assets, net 1,018,212 847,170 Total Assets $ 343,271,050 $ 278,170,455 Liabilities Revolving loan $ 58,000,000 $ - Dividend payable 13,618,591 4,537,924 Management and incentive fees payable 3,295,600 802,294 Interest reserve 1,868,193 6,636,553 Related party payable 1,397,515 1,902,829 Accounts payable and other liabilities 1,058,128 212,887 Total Liabilities 79,238,027 14,092,487 Commitments and contingencies (Note 8) Stockholders' equity Common stock, par value $0.01 per share, 100,000,000 shares authorized and 17,766,936 and 17,453,553 shares issued and outstanding, respectively 176,859 173,551 Additional paid - in - capital 268,995,848 264,081,977 Accumulated earnings (deficit) (5,139,684) (177,560) Total stockholders' equity 264,033,023 264,077,968 Total liabilities and stockholders' equity $ 343,271,050 $ 278,170,455

Statement of Operations Chicago Atlantic Real Estate Finance, Inc. | 20 Three months ended December 31, 2022 (unaudited) Three months ended September 30, 2022 (unaudited) Revenues Interest income $ 15,993,588 $ 13,795,097 Interest expense (1,230,966) (861,348) Net interest income 14,762,622 12,933,749 Expenses Management and incentive fees, net 3,295,600 1,347,421 Provision for current expected credit losses 2,483,512 306,885 General and administrative expense 1,118,171 1,076,798 Professional fees 502,355 348,785 Stock based compensation 107,267 84,891 Total expenses 7,506,905 3,164,780 Net Income before income taxes 7,255,717 9,768,969 Income tax expense - x - x Net Income $ 7,255,717 $ 9,768,969 Earnings per common share: Basic earnings per common share (in dollars per share) $ 0.41 $ 0.55 Diluted earnings per common share (in dollars per share) $ 0.41 $ 0.55 Weighted average number of common shares outstanding: Basic weighted average shares of common stock outstanding (in shares) 17,657,913 17,657,913 Diluted weighted average shares of common stock outstanding (in shares) 17,742,065 17,752,290

Reconciliation of Distributable Earnings and Adjusted Distributable Earnings to GAAP Net Income Chicago Atlantic Real Estate Finance, Inc. | 21 Three Months ended December 31, 2022 Three Months ended September 30, 2022 Net Income $ 7,255,717 $ 9,768,969 Adjustments to net income Non - cash equity compensation expense 107,267 84,891 Depreciation and amortization 183,820 138,549 Provision for current expected credit losses 2,483,512 306,885 Distributable Earnings 10,030,316 10,299,294 Adjustments to Distributable Earnings - x - x Adjusted Distributable Earnings 10,030,316 10,299,294 Basic weighted average shares of common stock outstanding (in shares) 17,657,913 17,657,913 Adjusted Distributable Earnings per Weighted Average Share $ 0.57 $ 0.58 Diluted weighted average shares of common stock outstanding (in shares) 17,742,065 17,752,290 Adjusted Distributable Earnings per Weighted Average Share $ 0.57 $ 0.58

Annual Base Management Fee (on Equity) 1.5% Origination Fees (Rebated to REIT) 50.0% Incentive Compensation Terms: Incentive Fees (of Core Earnings) 20.0% Hurdle Amount (on Avg. Equity); No Catch - up Provision 8.0% External Manager ▪ Externally - managed by Chicago Atlantic REIT Manager, LLC, a subsidiary of Chicago Atlantic Group, LLC ▪ John Mazarakis (Executive Chairman), Tony Cappell (CEO) and Andreas Bodmeier (Co - President & CIO) control and beneficially own the Manager ▪ The Manager is comprised of an experienced team of investment professionals, who currently manage several externally - managed vehicles with over $700mm in additional assets – Synergies from over 30 professionals, spanning real estate credit, asset - based lending and real estate private equity, as well as robust accounting and compliance functions Management Agreement Overview Management Agreement and Equity Incentive Plan ▪ Initial term of three years ▪ Following the initial term, the agreement automatically renews every year for an additional one - year period, unless Chicago Atlantic or the Manager elects not to renew ▪ Shareholder - friendly management agreement: ▪ 8.5% equity incentive plan: – 0.5 % granted at completion of IPO – 8% granted at discretion of Board based on Company performance after IPO MANAGEMENT FEES Chicago Atlantic Real Estate Finance, Inc. | 22